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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 5, 2001


                                  SAFEWAY INC.
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             (Exact name of registrant as specified in its charter)

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
               Delaware                                  1-00041                              94-3019135
    -------------------------------             ------------------------           -------------------------------
    (State or other jurisdiction of             (Commission File Number)           (I.R.S. Employer Identification
             Incorporation)                                                                    Number)
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             5918 Stoneridge Mall Road, Pleasanton, California 94588
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               (Address of principal executive offices) (Zip Code)

                                 (925) 467-3000
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              (Registrants' telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

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ITEM 5.     OTHER EVENTS

DEBT OFFERING

            On March 5, 2001, we completed an underwritten offering of $700,000,000 aggregate principal amount of our 6.15% Notes Due 2006 and $500,000,000 aggregate principal amount of our 6.50% Notes Due 2011 (collectively the "Securities") under our Registration Statement on Form S-3, filed with the Securities and Exchange Commission (the "Commission") on February 5, 2001 (File No. 333-55008), the Prospectus dated February 12, 2001, and the related Prospectus Supplement dated February 28, 2001, relating to our offer and sale of the Securities.

            The sale of the Securities was underwritten by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Banc of America Securities LLC, Credit Suisse First Boston Corporation, Lehman Brothers Inc., Scotia Capital (USA) Inc., U.S. Bancorp Piper Jaffray Inc. and The Williams Capital Group, L.P. pursuant to an Underwriting Agreement dated February 28, 2001. The terms and conditions of the Securities and related matters are set forth in the Indenture dated as of September 10, 1997, between us and The Bank of New York, as trustee (the "Indenture") and, pursuant to Sections 2.2 and 10.4 of the Indenture, the Officers' Certificate filed as Exhibit 4.2 hereto.

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ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c)    The following exhibits are filed as part of this Report:

               1 Underwriting Agreement, dated February 28, 2001, among Safeway Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Banc of America Securities LLC, Credit Suisse First Boston Corporation, Lehman Brothers Inc., Scotia Capital (USA) Inc., U.S. Bancorp Piper Jaffray Inc. and The Williams Capital Group, L.P.

               4.1 Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-K dated September 10, 1997).

               4.2 Officers' Certificate, dated as of March 5, 2001, pursuant to Sections 2.2 and 10.4 of the Indenture.

               4.3    Form of 6.15% Note Due 2006.

               4.4    Form of 6.50% Note Due 2011.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 5, 2001

                                       SAFEWAY INC.

                                       By:   /s/  Robert A. Gordon
                                             -----------------------------------
                                             Robert A. Gordon
                                             Senior Vice President and
                                             General Counsel


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                                  EXHIBIT INDEX

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
Exhibits
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
               1 Underwriting Agreement, dated February 28, 2001, among Safeway Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Banc of America Securities LLC, Credit Suisse First Boston Corporation, Lehman Brothers Inc., Scotia Capital (USA) Inc., U.S. Bancorp Piper Jaffray Inc. and The Williams Capital Group, L.P.

               4.1 Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-K dated September 10, 1997).

               4.2 Officers' Certificate, dated as of March 5, 2001, pursuant to Sections 2.2 and 10.4 of the Indenture.

               4.3    Form of 6.15% Note Due 2006.

               4.4    Form of 6.50% Note Due 2011.
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